                                                                      EXHIBIT 21
                            ILLINOIS TOOL WORKS INC.
                           SUBSIDIARIES AND AFFILIATES
                                DECEMBER 31, 1999

                                                                      PERCENT
COMPANY                                                               OWNERSHIP
-----------------------------------------------------------------     ---------
A 3 Sud S.p.A. - Italy                                                  100%
A/S Strapex - Denmark                                                   100%
Accu-Lub manufacturing GmbH - Germany                                   +50%
Acme Flooring Limited - United Kingdom                                  100%
Adamatic, A Corporation - New Jersey                                    100%
Alma Corp. SARL - France                                                100%
Arcsmith Canada, Inc. - Canada                                          100%
Azon Nominees Ltd. - Australia                                          100%
Azon Pty. Limited - Australia                                           100%
B.C. Holdings S.A. - France                                             100%
B.C. Immo S.C.I. - France                                               100%
B.T. Urethane Systems Limited - United Kingdom                          100%
B.T.U. Coil Company Limited - United Kingdom                            100%
Bailly Comte S.A. - France                                              100%
Bailly Comte Vercors S.A. - France                                      100%
Baker's Aid, Inc. - Delaware                                            100%
Baxter Manufacturing Company, Inc. - Washington                         100%
Berrington (UK) Ltd. - United Kingdom                                   100%
Binks (UK) Limited - United Kingdom                                     100%
Bourgeois Tricautt Regethermic Int. S.A. - France                      34.2%
BSH-TM GmbH - Germany                                                   100%
Buell Industries, Inc. - Delaware                                       100%
Burseryds Bruk AB - Sweden                                              100%
Bursped AB - Sweden                                                     100%
California Industrial Products L.L.C. - Delaware                        100%
Carbim Duo-Fast do Brazil, Ltd. - Brazil                                 50%
CBIL, Inc. - Delaware                                                   100%
Cema Maschinefabrik GmbH - Germany                                      100%
CEV Hydroelectric Company - Italy                                      5.77%
Champs Investment E.U.R.L. - France                                     100%
Charles & Reid Associateds Limited - Hong Kong                          100%
Cofiva S.p.A. - Italy                                                   100%
Comercial Izadora West Bend de Mexico - Mexico                          100%
Compagnie de Materiel et d'Equipements Techniques S.A.S. - France       100%
Compagnie Hobart S.A. - France                                          100%
Company Consurtium Valle D'Aosta - Italy                               1.37%
Comptoir des Produits Metallurgiques S.A. - France                      100%
Corporacion Coral S.A. de C.V. - Mexico                                 100%
CS Packaging (Malaysia) Sdn Bhd - Malaysia                               50%
CS Packaging Corporation (Shanghai) Ltd. - China                         50%
CS Packaging Corporation Ltd. - British Virgin Islands                   50%
CS Packaging Corporation Ltd. - Hong Kong                                50%
CS Packaging Corporation Pte. Ltd.- Singapore                            50%
CS Packaging Investment Pte. Ltd.- Singapore                             50%
CS PMI Inc. - Delaware                                                  100%
Cumberland Leasing Co. - Illinois                                       100%
Cyclone Industries Pty. Ltd. - Australia                                100%
Cyklop Singapore Pte. Ltd.- Singapore                                   100%
D.F. Exploitatie Maatschappij B.V. - Netherlands                        100%
Devcon de Mexico, S.A. - Mexico                                         100%
Devcon Limited - Ireland                                                100%
DeVilbiss Equipamentos Para Pintura Industrial Ltda. - Brazil           100%
DeVilbiss Europa Unterstuetzungskasse GmbH                              100%
DeVilbiss Ransburg de Mexico S.A. de C.V. - Mexico                      100%
Display Edge Technology Ltd. - Ohio                                    61.4%
Duo-Fast (Singapore) Pte. Ltd. - Singapore                               50%

Page 2...DECEMBER 31, 1999


ILLINOIS TOOL WORKS INC.    SUBSIDIARIES AND AFFILIATES

                                                                      PERCENT
COMPANY                                                               OWNERSHIP
-----------------------------------------------------------------     ---------
Duo-Fast (U.K.) Limited - United Kingdom                                   100%
Duo-Fast Austria GmbH - Austria                                            100%
Duo-Fast Belgium N.V. - Belgium                                            100%
Duo-Fast Benelux B.V. - Netherlands                                        100%
Duo-Fast Corporation - Illinois                                            100%
Duo-Fast CR, S.R.O. - Czechoslovakia                                       100%
Duo-Fast Distribucion Centro, S.A. - Spain                                 100%
Duo-Fast Distribucion Este, S.A. - Spain                                   100%
Duo-Fast Espana, S.A. - Spain                                              100%
Duo-Fast France S.A. - France                                              100%
Duo-Fast GmbH - Germany                                                    100%
Duo-Fast Korea Co. Ltd. - Korea                                             49%
Duo-Fast Polska S.P. Z.o.o. - Poland                                       100%
Duo-Fast Europe B.V. - Netherlands                                         100%
Edgepack Limited - United Kingdom                                          100%
Elematic s.r.l. - Italy                                                    100%
Elematic 2 s.r.l. - Italy                                                  100%
Elettro Gibi S.p.A. - Italy                                                100%
Elleyse Financing SNC - France                                             100%
Eltex Elektrostatic GmbH - Germany                                         100%
Eltex Inc. - Delaware                                                      100%
Endra B.V. - Netherlands                                                   100%
Envases Multipac, S.A.de C.V. - Mexico                                      49%
Epirez Adelaide Pty. Ltd. - Australia                                      100%
Epirez Australia Pty. Ltd. - Australia                                     100%
Epirez Melbourne Pty. Ltd. - Australia                                     100%
Epirez Sydney Pty. Ltd. - Australia                                        100%
Equipment Technique Services S.A.R.L. - France                             100%
ERG Components Limited - UK                                                100%
ERG Industrial Corporation Limited - UK                                    100%
European Diamond Tools N.V. - Belgium                                      100%
Eurotec S.r.l. - Italy                                                     100%
Eurowash S.A. - France                                                     100%
Exportadora Lerma SA - Mexico                                              100%
Faltex AG - Switzerland                                                    100%
Fastener Imports Limited - Cayman Islands                                  100%
FEG France Holdings, Inc. - Delaware                                       100%
Florida Tile Factors Inc. - Delaware                                       100%
Florida Tile Industries, Inc. - Florida                                    100%
Foster Canada Inc. - Canada                                                100%
Foster Refrigerator (U.K.) Development Limited - United Kingdom            100%
Foster Refrigerator (U.K.) Limited - United Kingdom                        100%
Foster Refrigerator France S.A. - France                                   100%
Foster Refrigerator Management Services Ltd. - United Kingdom              100%
Genious Development SARL - France                                          100%
Gerhard Haugk GmbH - Germany                                               100%
Gerrard Signode Pty. Limited - Australia                                   100%
Grawo AG - Switzerland                                                     100%
H.A. Springer Far East Pte. Ltd. - Singapore                               100%
H.A. Springer marine & industrie service GmbH - Germany                    100%
Halles Financing E.U.R.L. - France                                         100%
Haloila Vertrieb GmbH - Germany                                            100%
Heistrap Industriesysteme GmbH - Germany                                   100%
Henschel Kunststofftechnik GmbH - Germany                                  100%
HFD af 18 December 1997 A/S - Denmark                                      100%
HFN Drammensveien 120 AS  - Norway                                         100%
Hobart (Japan) K.K. - Japan                                                100%
Hobart (Swiss) A.G. - Switzerland                                          100%

Page 3...DECEMBER 31, 1999


ILLINOIS TOOL WORKS INC.    SUBSIDIARIES AND AFFILIATES

                                                                      PERCENT
COMPANY                                                               OWNERSHIP
-----------------------------------------------------------------     ---------
Hobart Adina - Columbia                                                    100%
Hobart Argentina S.A. - Argentina                                          100%
Hobart Brothers (International) AG - Switzerland                           100%
Hobart Brothers Company - Ohio                                             100%
Hobart Brothers International Limitada - Chile                             100%
Hobart Canada Corp. - Canada                                               100%
Hobart Corporation - Delaware                                              100%
Hobart Dayton Mexicana S.A. de c.v. - Mexico                               100%
Hobart Equipment Leasing Limited - United Kingdom                          100%
Hobart Food Equipment Company, Inc. - China                                100%
Hobart Food Equipment Pty. Ltd. - Australia                                100%
Hobart Foster (South Africa) Pty. Ltd. - South Africa                      100%
Hobart Foster Belgium N.V. - Belgium                                       100%
Hobart Foster Holland B.V. - Netherlands                                   100%
Hobart Foster Scandanavia A/S - Denmark                                    100%
Hobart Foster Sverige AB - Sweden                                          100%
Hobart Foster Technick B.V. - Netherlands                                  100%
Hobart G.m.b.H. - Germany                                                  100%
Hobart Holdings, Inc. - Delaware                                           100%
Hobart International (Singapore) Pte. Ltd. - Singapore                     100%
Hobart International (Southeast Asia) Inc. - Delaware                      100%
Hobart International Inc. - Delaware                                       100%
Hobart Korea Co. Ltd. - Korea                                              100%
Hobart Manufacturing Co. Pty. Ltd. - Australia                             100%
Hobart Manufacturing Company Limited - Canada                              100%
Hobart Manufacturing Company Limited, The - United Kingdom                 100%
Hobart Manufacturing Company Ltd., The - Canada                            100%
Hobart Manufacturing Company, The  - Ohio                                  100%
Hobart Sales & Service, Inc. - Ohio                                        100%
Hobart Sales & Service Inc. - Puerto Rico                                  100%
Hobart do Brasil Ltd. - Brazil                                             100%
Hoi Young Trading Company Limited - Hong Kong                              100%
Hospital Services Systems S.A. - France                                    100%
Hylec Eletro Gibi (UK) Ltd. - United Kingdom                                33%
I.T.W. Inc. - Illinois                                                     100%
ICI Products, Inc. - Delaware                                              100%
Illinois Tool Works FSC Inc. - Barbados                                    100%
IMSA ITW, S.A. de C.V. - Mexico                                             50%
IMSA Paslode, S.A. de C.V. - Mexico                                         50%
IMSA Signode, S.A. de C.V. - Mexico                                         50%
Industrias Regard - Spain                                                   10%
Inmobiliaria Cit, S.A. de C.V. - Mexico                                     49%
Inox Eaquipment S.A. - France                                              100%
International Product Supply, Inc. - Delaware                              100%
Interstrap B.V. - Netherlands                                              100%
Isis S.N.C. - France                                                       100%
Ispra-Control S.p.A. - Italy                                               100%
Ispra-Flex S.p.A. - Italy                                                   85%
ITW (Deutschland) GmbH - Germany                                           100%
ITW Ampang Industries Philippines, Inc. - Philippines                      100%
ITW Asia (Pte) Limited - Singapore                                         100%
ITW Ateco GmbH - Germany                                                   100%
ITW Australia Pty. Ltd.                                                    100%
ITW Austria Vertriebs GmbH - Austria                                       100%
ITW Automotive Products GmbH - Germany                                     100%
ITW Automotive Products GmbH, K.G. - Germany                               100%
ITW Befestigungssyteme GmbH - Germany                                      100%
ITW Belgium S.A. - Belgium                                                 100%

Page 4...DECEMBER 31, 1999


ILLINOIS TOOL WORKS INC.    SUBSIDIARIES AND AFFILIATES

                                                                      PERCENT
COMPANY                                                               OWNERSHIP
-----------------------------------------------------------------     ---------
ITW Bevestigingssystemen B.V. - Netherlands                                100%
ITW Binks Corporation - Delaware                                           100%
ITW Canada - Canada                                                        100%
ITW Canada Holdings Company - Canada                                       100%
ITW Canada Management Inc. - Canada                                        100%
ITW Cayman - Cayman Islands                                                100%
ITW Chemical Products Ltd. -Brazil                                         100%
ITW Chemical Products of Europe B.V. - Netherlands                         100%
ITW Chemical Products Scandinavia ApS - Denmark                            100%
ITW Chemische Produkte GmbH - Germany                                      100%
ITW China Components Inc. - Delaware                                       100%
ITW Construction Products (Suzhou) Co. Ltd. - China                        100%
ITW de Argentina S.A - Argentina                                           100%
ITW de Fastex de Argentina S.A. - Argentina                                 96%
ITW de France S.A.S. - France                                              100%
ITW Decorating Swiss AG - Switzerland                                      100%
ITW Devcon Industriel Products GmbH - Germany                              100%
ITW do Brazil Industrial e Comercial Ltda. - Brazil                        100%
ITW Domestic Finance Company - Delaware                                    100%
ITW Domestic Holdings Inc. - Delaware                                      100%
ITW Dynatec (Hong Kong) Limited - Hong Kong                                 50%
ITW Dynatec Kabushiki Kaisha - Japan                                       100%
ITW Dynatec Singapore Pte. Ltd.- Singapore                                  50%
ITW Dynatec Thailand Ltd. - Thailand                                        20%
ITW Electronic Components Packaging
  Systems, S. de R.L. de C.V. - Mexico                                     100%
ITW Electronic Components Pte. Ltd. - Singapore                            100%
ITW Electronic Packaging (Malta) Ltd. - Malta                              100%
ITW Espana, S.A. - Spain                                                   100%
ITW Fastex de Mexico S.A. de C.V. - Mexico                                 100%
ITW Fastex Italia S.p.A. - Italy                                           100%
ITW Finance L.L.C. - Delaware                                              100%
ITW Finance II L.L.C. - Delaware                                           100%
ITW Finishing L.L.C. - Delaware                                            100%
ITW Gema AG - Switzerland                                                  100%
ITW Gema s.r.l. - Italy                                                    100%
ITW Gunther Denmark A/S - Denmark                                          100%
ITW Gunther GmbH - Germany                                                 100%
ITW Gunther S.A.S - France                                                 100%
ITW Gunther Sweden AB - Sweden                                             100%
ITW Holding France S.A.S. - France                                         100%
ITW Holdings GmbH - Germany                                                100%
ITW Holdings Pty. - Australia                                              100%
ITW Holdings U.K. - United Kingdom                                         100%
ITW Industrie G.m.b.H. - Germany                                           100%
ITW Industry Co., Ltd. - Japan                                             100%
ITW International Finance Inc. - Delaware                                  100%
ITW International Finance S.A.S. - France                                  100%
ITW International Holdings Inc. - Delaware                                 100%
ITW Investments, Inc. - Delaware                                           100%
ITW Ireland - Ireland                                                      100%
ITW Ireland Holdings - Ireland                                             100%
ITW Italy Finance E.U.R.L. - Italy                                         100%
ITW Italy Holdings SNC - France                                            100%
ITW Jeju Industries Private Limited - India                                 51%
ITW Leasing & Investments Inc. - Delaware                                  100%
ITW Limited Sweden Filial Sverige - Sweden                                 100%
ITW Limited - United Kingdom                                               100%

Page 5...DECEMBER 31, 1999


ILLINOIS TOOL WORKS INC.    SUBSIDIARIES AND AFFILIATES

                                                                      PERCENT
COMPANY                                                               OWNERSHIP
-----------------------------------------------------------------     ---------
ITW Litec S.A.S. - France                                                  100%
ITW Delfast do Brazil Ltda - Brazil                                         96%
ITW Meritex Sdn. Bhd. - Malaysia                                           100%
ITW Mima Films L.L.C. - Delaware                                           100%
ITW Mima Holdings L.L.C. - Delaware                                        100%
ITW Mima Service S.A.S. - France                                           100%
ITW Mima Systems S.A.S. - France                                           100%
ITW Morlock GmbH - Germany                                                 100%
ITW Mortgage Investments I, Inc. - Delaware                                100%
ITW Mortgage Investments II, Inc. - Delaware                               100%
ITW Mortgage Investments III, Inc. - Delaware                              100%
ITW Mortgage Investments IV, Inc. - Delaware                               100%
ITW Nederland B.V. - Netherlands                                           100%
ITW New Zealand - New Zealand                                              100%
ITW Oberflaechentechnik GmbH - Germany                                     100%
ITW Packaging Corporation - Delaware                                       100%
ITW Paris E.U.R.L. - France                                                100%
ITW Philippines, Inc. - Philippines                                        100%
ITW Polska Sp.s.o.o. - Poland                                              100%
ITW Polymers & Fluids Group Pty. Ltd. - Australia                          100%
ITW Products Chemiques S.A. - France                                       100%
ITW PSL Inc. - Delaware                                                    100%
ITW Real Estate Investments Inc. - Delaware                                100%
ITW Leasing - Delaware                                                     100%
ITW Residuals Inc. - Delaware                                              100%
ITW Residuals II Inc. - Delaware                                           100%
ITW Residuals III L.L.C.                                                   100%
ITW Residuals IV L.L.C.                                                    100%
ITW Scanimed S.A.S. - France                                               100%
ITW Service Inc. - Korea                                                   100%
ITW Shippers S.A. - Belgium                                                100%
ITW Signode Australasia Pty. Limited - Australia                           100%
ITW Signode Belgium N.V. - Belgium                                         100%
ITW Signode Holding GmbH - Germany                                         100%
ITW Signode India Limited - India                                           51%
ITW South Africa L.L.C. - Delaware                                         100%
ITW SP Europe S.a.r.l. - Luxembourg                                        100%
ITW Specialty Film Co. Ltd. - Korea                                        100%
ITW Strapping Co. #1 - Mexico                                              100%
ITW Strapping Co. #2 - Mexico                                              100%
ITW Stretch Packaging Systems L.L.C. - Delaware                            100%
ITW Surfaces & Finitions S.A. - France                                     100%
ITW Sverige AB - Sweden                                                    100%
ITW Switches Asia Ltd.- Taiwan                                             100%
ITW Tech Co. Inc. - Delaware                                               100%
ITW Universal L.L.C. - Delaware                                            100%
ITW Welding Products Asia Pacific Pte. Limited - Singapore                 100%
ITW Welding Products Group, S.A. de C.V. - Mexico                          100%
ITW Welding S.A. - France                                                  100%
ITW-Canguru Rotulos Ltda. - Brazil                                          50%
ITW-Imaden Industria E Comercio Ltda. - Brazil                              75%
Japit Inc. - Japan                                                          19%
Jemco de Mexico, S.A. de C.V. - Mexico                                     100%
KaiRak Inc. - California                                                   100%
KC Metal Products Pty. Ltd. - Australia                                    100%
Kinnears Pty. Ltd. - Australia                                             100%
Kormag Industries e Comercio Ltda. - Brazil                                 40%
Liljendals Bruk Ab - Finland                                               100%

Page 6...DECEMBER 31, 1999


ILLINOIS TOOL WORKS INC.    SUBSIDIARIES AND AFFILIATES

                                                                      PERCENT
COMPANY                                                               OWNERSHIP
-----------------------------------------------------------------     ---------
Lombard Pressings Limited - United Kingdom                                 100%
Loveshaw Corporation, The - Delaware                                       100%
LSPS Inc. - Delaware                                                       100%
Lys Comet S.A.S. - France                                                  100%
Lys Fusion Poland Sp.z.o.o. - Poland                                      89.9%
Lys Fusion S.p.A. - Italy                                                  100%
Magna Industrial Co. Limited - Hong Kong                                   100%
Maine Investment SARL - France                                             100%
Maquilas y Componentes Industriales, S.A. de C.V. - Mexico                 100%
Marcap, Inc. - Washington                                                  100%
Mazel (1980) Limited - United Kingdom                                      100%
MBM S.r.l. - Italy                                                         100%
Meritex Plastic Industries, Inc. - Texas                                   100%
Metalflex d.o.o. - Slovenia                                                100%
Miller Electric Mfg. Co. - Wisconsin                                       100%
Miller Europe S.p.A. - Italy                                               100%
Miller Insurance Ltd - Bermuda                                             100%
Mima Films S.a.r.l. - Luxembourg                                           100%
Mima Films SCA - Belgium                                                    74%
Metales Industrializados S.A. de C.V. - Mexico                             100%
Mortgage Ally Inc. - Delaware                                              100%
Nifco Hi-Cone Leasing Company Limited - Japan                               40%
NKT Tradvaerket A/S - Denmark                                               100%
Nouva Cannottieri Olona s.r.l. - Italy                                      .5%
Nuovo Lys Fusion s.r.l. - Italy                                            100%
Odesign, Inc. - Illinois                                                   100%
Orgapack E.U.R.L. - France                                                 100%
Orgapack Finance GmbH - Switzerland                                        100%
Orgapack GmbH - Switzerland                                                100%
Oy Eltex Elektrostatic AB - Finland                                        100%
Oy M Haloila Ab - Finland                                                  100%
Pabru Beheer, N.V. - Netherlands                                           100%
Pack-Band Hagen GmbH - Germany                                              65%
Packaging Leasing Systems Inc. - Delaware                                   80%
Packaging Systems, L.L.C. - Illinois                                        50%
PanCon GmbH - Germany                                                      100%
PMI Food Equipment (Hong Kong) Ltd. - Hong Kong                            100%
PMI Food Equipment Group (Malaysia), Inc. - Delaware                       100%
PMI Food Equipment Group Canada Inc. - Canada                              100%
PMI Food Equipment Group Europe S.A. - France                              100%
PMI Food Equipment Group France S.A. - France                              100%
Precor Incorporated - Delaware                                             100%
Precor Products Limited - United Kingdom                                   100%
Precor Sportgerate G.m.b.H. - Germany                                      100%
Premark Canada Inc. - Canada                                               100%
Premark Export Sales, Inc. - Barbados                                      100%
Premark FEG Beteiligungs gesellschaft m.b.h. - Germany                     100%
Premark FEG G.m.b.H. & Co. K..G. - Germany                                 100%
Premark FEG L.L.C. - Delaware                                              100%
Premark Finance Limited - United Kingdom                                   100%
Premark FT Holdings, Inc. - Delaware                                       100%
Premark HII Holdings Inc. - Delaware                                       100%
Premark Holdings Limited - United Kingdom                                  100%
Premark International Holdings B.V. - Netherlands                          100%
Premark International, Inc. - Delaware                                     100%
Premark International, Inc. - Wyoming                                      100%
Premark N.V. - Netherland Antilles                                         100%
Premark Netherlands B.V. - Netherlands                                     100%

Page 7...DECEMBER 31, 1999


ILLINOIS TOOL WORKS INC.    SUBSIDIARIES AND AFFILIATES

                                                                      PERCENT
COMPANY                                                               OWNERSHIP
-----------------------------------------------------------------     ---------
Premark Real Estate Holdings, Inc. - Delaware                              100%
Premark RWP Holdings, Inc. - Delaware                                      100%
Premark Services Inc. - Delaware                                           100%
Premark WB Holdings, Inc. - Delaware                                       100%
Pronovia s.r.o. - Czechoslovakia                                           100%
Pronovia Plus s.r.o. - Czechoslovakia                                      100%
PT Cyklop Indo Utama - Indonesia                                            57%
Ransburg Industrial Finishing K.K. - Japan                                 100%
Ransburg Manufacturing Corporation - Indiana                               100%
Resopal G.m.b.H. - Germany                                                 100%
Richmond Systempak Limited - Hong Kong                                   49.25%
Rivex Ltd. - United Kingdom                                                100%
Rivex S.A. - France                                                      97.74%
Rocol Far East Limited - Hong Kong                                         100%
Rocol France S.A. - France                                                 100%
Rocol GmbH - Germany                                                       100%
Rocol Group Limited - United Kingdom                                       100%
Rocol Korea Limited - Korea                                                100%
Rocol Limited - United Kingdom                                             100%
Rocol Mexicana, S.A. de C.V. - Mexico                                      100%
Rocol Site Safety Systems Limited - United Kingdom                         100%
Rox Foil Industries B.V. - Netherlands                                     100%
Roxs Praegefoiln GmbH - Germany                                            100%
S.C. Bourgeous S.A. - France                                              34.2%
S.P.I.M. S.A. - France                                                     100%
Sam Jung Signode Inc. - Korea                                               70%
Sarsfield N.V. - Netherland Antilles                                       100%
Scanilec B.V. - Netherlands                                                100%
Scybele S.A.S. - France                                                    100%
Seine Investments E.U.R.L. - France                                        100%
SEM & BC S.A.S. - France                                                    50%
Serim s.r.l. - Italy                                                       100%
Servicios de Ingenieria Aguascalientes, S. de R.L. de C.V. - Mexico        100%
Servicios de Reynosa, S.A. - Mexico                                        100%
Servizi Ovadesi S.r.l. - Italy                                             100%
Shanghai ITW Plastic & Metal Company Limited - China                        93%
Signode B.V. - Netherlands                                                 100%
Signode Bernpak GmbH - Germany                                             100%
Signode Brasileria S.A. - Brazil                                            60%
Signode France S.A.S. - France                                             100%
Signode Ireland Limited - United Kingdom                                    50%
Signode Kabushiki Kaisha - Japan                                           100%
Signode Packaging Systems Limited - East Africa                             20%
Signode Systems GmbH - Germany                                             100%
Sima Industri A/S - Denmark                                                100%
Simco (Nederland) B.V. - Netherlands                                       100%
Simco Japan, K.K. - Japan                                                  100%
SMPI S.A. - France                                                         100%
Societe Civile Immobiliere Rousseau - France                               100%
Societe de Prospection et d'Inventions Techniques S.A.S. (SPIT) - France   100%
Societe de Rectification et de Decolletage SARL - France                    52%
Spencer & Co. (Machinery) Limited - United Kingdom                         100%
Spiroid Inc. - Delaware                                                    100%
Stahl, S.A. de C.V. - Mexico                                                50%
Stanley Knight Company - Delaware                                          100%
Starplast, Inc. - Glenview                                                 100%
Strapex (Canada) Inc.                                                      100%
Strapex AG - Switzerland                                                   100%

Page 8...DECEMBER 31, 1999


ILLINOIS TOOL WORKS INC.    SUBSIDIARIES AND AFFILIATES

                                                                      PERCENT
COMPANY                                                               OWNERSHIP
-----------------------------------------------------------------     ---------
Strapex Austria GmbH - Austria                                             100%
Strapex Corporation - North Carolina                                       100%
Strapex Embalagem, Ltda. - Portugal                                         60%
Strapex Handels AG - Switzerland                                           100%
Strapex Holding AG - Switzerland                                           100%
Strapex Immobilien AG - Switzerland                                        100%
Strapex Nederland B.V. - Netherlands                                       100%
Strapex S.A. - Belgium                                                     100%
Strapex S.A. - France                                                      100%
Strapex S.r.l. - Italy                                                     100%
Strapex UK Ltd. - United Kingdom                                           100%
Synertech GmbH - Germany                                                    38%
Tamanaco Holding B.V. - Netherlands                                        100%
Tasselli Industria Figoriferi S.r.l. - Italy                               100%
Tempil, Inc. - Delaware                                                    100%
Thimax S.A.  - France                                                      100%
Tien Tai Electrode Co., Ltd.                                                30%
Toolmatic B.V. - Netherlands                                               100%
Toolmatic N.V. - Belgium                                                   100%
Traulsen International, Inc. - New York                                    100%
Traulsen & Co. Inc. - Delaware                                             100%
Triumph Financing E.U.R.L. - France                                        100%
Unipac Corporation - Canada                                                100%
Unipac, Inc. - Delaware                                                    100%
Unipac Limited - United Kingdom                                            100%
Veneta Decalogomme S.r.l. - Italy                                          100%
Viktor Ridder GmbH & Co. KG - Germany                                      100%
Vulcan-Hart Canada Corp. - Canada                                          100%
Wavebest Limited - United Kingdom                                          100%
West Bend Company, The  - Delaware                                         100%
West Bend de Mexico S.A. do C.V.- Mexico                                   100%
Wide Body (FSC) I, Inc. - U.S. Virgin Islands                              100%
Wilsonart (Shanghai) Co., Ltd. - China                                     100%
Wilsonart (South Africa) Pty. Ltd. - South Africa                          100%
Wilsonart (Thailand) Co. Ltd. - Thailand                                   100%
Wilsonart Holdings Limited - United Kingdom                                100%
Wilsonart Hong Kong Ltd. - Hong Kong                                       100%
Wilsonart International Holdings, Inc. - Delaware                          100%
Wilsonart International, Inc. - Delaware                                   100%
Wilsonart Korea Ltd. - Korea                                               100%
Wilsonart Limited - United Kingdom                                         100%
Wilsonart Singapore Pte. Ltd. - Singapore                                  100%
Wilsonart Taiwan Corp. Ltd. - Taiwan                                       100%
Wittco Food Service Equipment, Inc. - Wisconsin                            100%
Wolf Catering Equipment (U.K.) Limited - United Kingdom                    100%
Wolf Range L.L.C. - Delaware                                               100%